EXHIBIT (10)(iii)(28)

                                  AMENDMENT TO
                              CH ENERGY GROUP, INC.
                   LONG-TERM PERFORMANCE-BASED INCENTIVE PLAN

      WHEREAS, CH Energy Group, Inc. ("Energy Group") maintains the CH Energy Group, Inc. Long-Term Performance-Based Incentive Plan (Effective as of January 1, 2000), as amended (the "Plan"); and

      WHEREAS, Energy Group desires to amend the Plan to modify the procedures for deferring the receipt of Performance Units and Performance Shares.

      NOW, THEREFORE, Energy Group hereby amends the Plan as set forth below, effective as of September 26, 2003.

1. Sections 8(b)(iv) and (v) of the Plan are hereby amended in their entirety to read as follows:

      "(iv) A participant may elect to defer receipt of all or a specified percentage of the Performance Units payable under an Award (or an installment of an Award) pursuant to the terms of the CH Energy Group, Inc. Directors and Executives Deferred Compensation Plan or any other plan designated by the Committee.

      (v) If and when any applicable Performance Goals are satisfied, payment in accordance with Section 8(b)(i) shall be made to the participant. To the extent any Performance Units are deferred pursuant to Section 8(b)(iv), payment shall be made only in accordance with the terms of the CH Energy Group, Inc. Directors and Executives Deferred Compensation Plan or other plan under which such Performance Units have been deferred."

2. Sections 9(b)(iv) and (v) of the Plan are hereby amended in their entirety to read as follows:

      "(iv) A participant may elect to defer receipt of all or a specified percentage of the Performance Shares payable under an Award (or an installment of an Award) pursuant to the terms of the CH Energy Group, Inc. Directors and Executives Deferred Compensation Plan or any other plan designated by the Committee.

      (v) If and when any applicable Performance Goals are satisfied, payment in accordance with Section 9(b)(i) shall be made to the participant. To the extent any Performance Shares are deferred pursuant to
            Section 9(b)(iv), payment shall be made only in accordance with the terms of the CH Energy Group, Inc. Directors and Executives Deferred Compensation Plan or other plan under which such Performance Shares have been deferred."
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                                                           EXHIBIT (10)(iii)(28)

      Pursuant to authorization of the Board of Directors of Energy Group granted on September 26, 2003, I have executed this Amendment this 24th day of October, 2003.


                                    /s/ Steven V. Lant
                                    --------------------------------------
                                    Steven V. Lant
                                    President & Chief Executive Officer